Tamir Biotechnology 10-Q

 EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Tamir Biotechnology, Inc. (the “Company”) on Form 10-Q for the quarter ended January 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Charles Muniz, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 22, 2011	/s/Charles Muniz
	Name:	Charles Muniz
	Title:	Chief Executive Officer, President and Chief Financial Officer
(Principal Executive Officer, Principal Financial Officer and Accounting Officer of Tamir Biotechnology, Inc.)

A signed original of this written statement required by Section 906 has been provided to Tamir Biotechnology, Inc. and will be retained by Tamir Biotechnology, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.